                                                                EXHIBIT 10.60


                             AMENDMENT TO WARRANTS

        This AMENDMENT TO WARRANTS, dated as of May 7, 1997, is entered into by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation ("Company"), and MMC/GATX PARTNERSHIP NO. 1, a California general partnership ("Holder").

                                    RECITALS

        A. Holder is the holder of four warrants (the "Warrants") to purchase the Common Stock of Company. The first Warrant has a Date of Grant of September 28, 1990, and is exercisable for 37,500 shares of Common Stock (the "First Warrant"). The second Warrant has a Date of Grant of June 28, 1991, and is exercisable for 12,500 shares of Common Stock (the "Second Warrant"). The third Warrant has a Date of Grant of February 3, 1992, and is exercisable for 18,182 shares of Common Stock (the "Third Warrant"). The fourth Warrant has a Date of Grant of September 20, 1993, and is exercisable for 9,524 shares of Common Stock (the "Third Warrant").

        B. In partial consideration for Holder's making certain extensions of credit to Company pursuant to a Loan and Security Agreement, dated as of May 7, 1997, Company has agreed to extend the terms of the Warrants by making the amendments thereto set forth herein.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Holder hereby agree as follows:

        1.      Amendments to Warrants. The Warrants are amended as follows:

                (a) The first sentence of Section 1 of each of the First Warrant, the Second Warrant and the Third Warrant shall be amended to delete the word "earliest" and replace it with the word "latest".

                (b) Section 1 of the Fourth Warrant shall be amended to delete the words "fifth (5th)" and replace them with the words "ninth (9th)".

        2. Effect of Amendment. On and after the date hereof, each reference to a Warrant in such Warrant or in any other document shall mean such Warrant as amended by this Amendment.

        3. Representations and Warranties. Company hereby represents and warrants to Holder that each of the Warrants remains in full force and effect.

        4. Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

        5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        6. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        IN WITNESS WHEREOF, Company and Holder have caused this Amendment to be executed as of the day and year first above written.

                                   SHAMAN PHARMACEUTICALS, INC.


                                   By:  /s/  LISA H. CONTE
                                      ------------------------------------

                                   Name:   Lisa H. Conte
                                      ------------------------------------

                                   Title:  President & CEO
                                      ------------------------------------


                                   MMC/GATX PARTNERSHIP NO. 1

                                   By: Meier Mitchell & Company, General Partner


                                   By:
                                      ------------------------------------

                                   Name:
                                      ------------------------------------

                                   Title:
                                      ------------------------------------

        6. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        IN WITNESS WHEREOF, Company and Holder have caused this Amendment to be executed as of the day and year first above written.

                                   SHAMAN PHARMACEUTICALS, INC.


                                   By:
                                      ------------------------------------

                                   Name:
                                      ------------------------------------

                                   Title:
                                      ------------------------------------


                                   MMC/GATX PARTNERSHIP NO. 1

                                   By: Meier Mitchell & Company, General Partner


                                   By: /s/  James V. Mitchell
                                      ------------------------------------

                                   Name:  James V. Mitchell
                                      ------------------------------------

                                   Title: Secretary
                                      ------------------------------------